UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2006

Vail Resorts, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9614	51-0291762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent, Suite 1000, Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 404-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Vail Resorts, Inc. (the “Company”) adjourned its annual meeting of stockholders held on December 21, 2006 because of a major snowstorm that moved through Colorado on December 20th and 21st. The annual meeting will reconvene on Thursday, January 4, 2007 at 10:00 a.m., Mountain Standard Time, at Renaissance Suites Hotel, 500 Flatiron Boulevard, Broomfield, Colorado 80021. During the adjournment, stockholders of record at the close of business on November 6, 2006 may vote by proxy on the matters set forth in the Notice of Annual Meeting contained in the Company’s Proxy Statement dated November 17, 2006. The Company issued a press release on December 20, 2006 announcing its intention to adjourn the annual meeting, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.

Date: December 21, 2006	By:	/s/ Jeffrey W. Jones
Jeffrey W. Jones
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 20, 2006